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                                                                   EXHIBIT 10.12




                                 AMENDMENT NO. 1
                          Dated as of February 27, 1998
                                       to
                      TRANSFER AND ADMINISTRATION AGREEMENT
                           Dated as of August 28, 1997

      THIS AMENDMENT NO. 1 (the "AMENDMENT") dated as of February 27, 1998 is entered into by and among NMC FUNDING CORPORATION, a Delaware corporation, as Transferor (in such capacity, the "TRANSFEROR"), NATIONAL MEDICAL CARE, INC., a Delaware corporation, as the initial "COLLECTION AGENT", ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "COMPANY"), and NATIONSBANK, N.A., a national banking association ("NATIONSBANK"), as agent for the Company and the Bank Investors (in such capacity, the "AGENT") and as a Bank Investor.

                             PRELIMINARY STATEMENT

            A. The Company, the Transferor, the Collection Agent and NationsBank, in such capacity as the Agent and as a Bank Investor, are parties to that certain Transfer and Administration Agreement dated as of August 28, 1997 (as amended from time to time, the "TAA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

            B. The Company, the Transferor, the Collection Agent and NationsBank, as Agent and as a Bank Investor, have agreed to amend the TAA on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the Transferor, the Collection Agent and NationsBank hereby agree as follows:

      SECTION 1. AMENDMENTS TO THE TAA. Subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the TAA is amended as follows:

1. ARTICLE I of the TAA is amended to delete the definition therein of "FACILITY LIMIT" in its entirety
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      and to substitute the following new definition therefor:

      "'FACILITY LIMIT' means 331,500,000; PROVIDED that such amount may not at any time exceed the aggregate Commitments at any time in effect."

2. ARTICLE I of the TAA is amended to delete from the definition of "LOSS RESERVE" the minimum Loss Reserve amount "$10,000,000" set forth therein and to substitute the following amount therefor: "$16,250,000"

3. SECTION 2.2,(a) INCREMENTAL TRANSFERS of the TAA is amended to delete clause (i)(z) thereof in its entirety and to substitute the following therefor:

      "(z) the Net Investment would not exceed $325,000,000;"

4. SECTION 10.6, SUCCESSORS AND ASSIGNS of the TAA is amended to add the following provision as new clause (c) thereto:

      "(c) Each of the Transferor, the Collection Agent and each Bank Investor hereby consents and agrees to the assignment by the Company from time to time of all or any part of its rights and obligations under, interest in and title to this Agreement and the Transferred Interest to any commercial paper conduit administered by NationsBank and designated by NationsBank from time to time to accept such assignment from the Company (a "CONDUIT ASSIGNEE"). In the case of any such assignment by the Company, such Conduit Assignee shall, to the extent of such assignment, be and become the "Company" for all purposes of this Agreement, and enjoy all the rights and benefits of the "Company" hereunder."

      5. The signature page of the TAA is hereby amended to delete the
      Commitment amount "$204,000,000" set forth thereon and to substitute the following amount therefor: "$331,500,000"
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      SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date hereof upon the receipt by the Agent of each of the following:

            (i) counterparts of this Amendment duly executed by the Company, the Transferor, the Collection Agent and the Bank Investor;

            (ii) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit A attached hereto, duly executed by each of Fresenius Medical Care AG and Fresenius Medical Care Holdings, Inc.; and

            (iii) an opinion of Douglas G. Kott, Associate General Counsel of FMCH, NMC and each Transferring Affiliate, as Counsel to FMC, FMCH, NMC, the Transferor, the Seller and the Transferring Affiliates, reaffirming as of the date of this Amendment the opinion of such Counsel issued in connection with the original closing of the TAA, after giving effect to this Amendment;

            (iv) an opinion of Arent Fox Kinter Plotkin & Kahn, special counsel to FMC, FMCH, the Transferor and the Seller, reaffirming as of the date of this Amendment the opinion of such counsel issued in connection with the original closing of the TAA, after giving effect to this Amendment;

            (v) an opinion of Nutter McClennen & Fish, LLP, special Massachusetts counsel, reaffirming as of the date of this Amendment the opinion of such counsel issued in connection with the original closing of the TAA, after giving effect to this Amendment; and

            (vi) an opinion of Rainer Runte, General Counsel of FMC, reaffirming as of the date of this Amendment the opinion of such counsel issued in connection with the original closing of the TAA, after giving effect to this Amendment.

            (vii) a non-refundable closing fee of $75,000.
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            SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY,
THE TRANSFEROR AND THE COLLECTION AGENT.

            3.1 Upon the effectiveness of this Amendment, each of the Company, the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            3.2 Each of the Company, the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

            SECTION 4. REFERENCE TO AND EFFECT ON THE TAA.

            4.1 Upon the effectiveness of this Amendment, each reference in the TAA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

            4.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Company, the Bank Investor or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

            SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS
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(AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW
YORK.

            SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                    ENTERPRISE FUNDING CORPORATION
                                    as Company


                                    By: /s/ Stuart Cutler
                                        ---------------------------------
                                        Name: Stuart Cutler
                                        Title: Authorized Officer

                                    NMC FUNDING CORPORATION,
                                    as Transferor


                                    By: /s/ James V. Luther
                                        ---------------------------------
                                        Name: James V. Luther
                                        Title:
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                                    NATIONAL MEDICAL CARE, INC.,
                                    as Collection Agent


                                    By: /s/ James V. Luther
                                        ---------------------------------
                                        Name: James V. Luther
                                        Title: Treasurer

                                    NATIONSBANK, N.A, as Agent
                                    and a Bank Investor

                                    By: /s/ Rachelle  Heath
                                        ---------------------------------
                                        Name: Rachelle Heath
                                        Title: Authorized Officer
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                                    EXHIBIT A
                                       to
                                 AMENDMENT NO. 1
                          Dated as of February __, 1998
                                       to
                      TRANSFER AND ADMINISTRATION AGREEMENT
                           Dated as of August 28, 1997

                    FORM OF REAFFIRMATION OF PARENT AGREEMENT

                        REAFFIRMATION OF PARENT AGREEMENT

                                February __, 1998

NMC Funding Corporation
Two Ledgemont Center
95 Hayden Avenue
Lexington, Massachusetts 02173

NationsBank, N.A.,
      as Agent under the
      Transfer and Administration
      Agreement referred to below
NationsBank Corporate Center--10th Floor
Charlotte, North Carolina 28255

            Each of the undersigned, FRESENIUS MEDICAL CARE AG and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of that certain Amendment No. 1 dated as of February __, 1998 (the "AMENDMENT") to the Transfer and Administration Agreement dated as of August 28, 1997 among Enterprise Funding Corporation, NMC Funding Corporation, National Medical Care, Inc. and NationsBank, N.A. (the "TAA"), (ii) reaffirms all of its obligations under that certain Parent Agreement dated as of August 28, 1997 made by the undersigned and (iii) acknowledges and agrees that, after giving effect to the Amendment, such Parent Agreement remains in full force and effect (including, without limitation, in respect of the increased Facility Limit and Commitment contemplated in the Amendment) and such Parent Agreement is hereby ratified and confirmed.
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                                          FRESENIUS MEDICAL CARE AG


                                          By: _____________________
                                                Title:


                                          FRESENIUS MEDICAL CARE
                                          HOLDINGS, INC


                                          By: __________________
                                                Title: